Exhibit 99.1
Dana Holding Corporation Reports First-Quarter 2009 Results,
Announces Debt Repurchase Program
•	Market weakness drives 47-percent sales decline compared to first quarter of 2008

•	Operations aggressively right-sizing to new production levels

•	2009 plan on track despite weak global markets
TOLEDO, Ohio — May 7, 2009 — Dana Holding Corporation (NYSE: DAN) today announced its first-quarter 2009 results.
First-quarter highlights included:
•	Sales of $1,216 million, a 47-percent decrease compared with 2008, primarily related to lower vehicle production across all market segments.

•	Net loss of $160 million, compared with first-quarter 2008 net income of $663 million. The 2008 results included a one-time gain of $754 million after taxes, related to emergence and adoption of fresh start accounting. Excluding the one-time gain, the comparable first-quarter 2008 net loss was $91 million.

•	Earnings before interest, taxes, depreciation, amortization, and restructuring (EBITDA) of $16 million, compared with $134 million in 2008. The negative impacts associated with volume declines were partially offset by improved operational performance and pricing.

•	A cash balance of $549 million and total liquidity of $687 million at March 31, 2009. Net debt was $679 million.
Declining Global Markets Weaken Results
“Our first-quarter results were hit hard by the continued global recession,” said Dana Chairman & CEO John Devine. “Despite this backdrop, we are making good progress on improving our business through cost reductions, right-sizing our operations, and improving margins and working capital. During the first quarter, we reduced our global workforce by nearly 5,000 employees and reduced fixed costs, achieving total cost reductions of approximately $300 million.
“These efforts have helped preserve adequate liquidity,” Devine added. “At the same time, we also are securing profitable new business with global customers, which will benefit Dana moving forward.”
The effects of the current economic downturn continued during the first quarter of 2009. First-quarter North American light vehicle production decreased by 51 percent compared with the same period last year. Outside North America, light vehicle production declined by 34 percent. Quarterly North American production of Class 8 trucks was down 40 percent and production of medium-duty trucks declined by 44 percent compared with the same period one year ago. Dana’s off-highway sales decreased by 47 percent globally compared with the first quarter of 2008.

Dana Initiates Debt Repurchase Program
Dana also announced today that it is initiating a Dutch auction tender program to repurchase up to 10 percent of the existing $1.26 billion under its Term Loan Facility. The company anticipates that the repurchase activity under this program will be completed later this month.
Dana to Host First-Quarter Conference Call at 10:30 a.m. Today
Dana will discuss its first-quarter results in a conference call at 10:30 a.m. EDT today. Participants may listen to the audio portion of the conference call either through audio streaming online or by telephone. Slide viewing is only available online via a link provided on the Dana Investor Web site. To dial into the conference call, domestic locations should call 1-888-311-4590 (Conference I.D. # 95720792). International locations should call 1-706-758-0054 (Conference I.D. # 95720792). Please ask for the Dana Holding Corporation Financial Webcast and Conference Call. Phone registration will be available beginning at 10 a.m. EDT. An audio recording of the call will be available after 5 p.m. To access this recording, please dial 1-800-642-1687 (U.S. or Canada) or 1-706-645-9291 (international) and enter the conference I.D. number 95720792. A webcast replay will also be available after 5 p.m. today, and may be accessed via the Dana Investor Web site.
Non-GAAP Measures
In connection with Dana’s emergence from bankruptcy on January 31, 2008 and the application of fresh start accounting in accordance with the provisions of the American Institute of Certified Public Accountants’ Statement of Position 90-7, the post-emergence results of the successor company for the 2 months ended March 31, 2008 and the pre-emergence results of the predecessor company for the one month ended January 31, 2008 are presented separately as successor and predecessor results in the financial statements presented in accordance with generally accepted accounting principles (GAAP). This presentation is required by GAAP as the successor company is considered to be a new entity and the results of the new entity reflect the application of fresh start accounting. For the readers’ convenience and interest in this earnings release, we have combined the separate successor and predecessor periods to derive combined results for the three months ended March 31, 2008. The financial information accompanying this release provides the separate successor and predecessor GAAP results for the applicable periods, along with the combined results described above for the two months of 2008.
This release refers to EBITDA, which we’ve defined to be earnings before interest, taxes, depreciation, amortization and restructuring. EBITDA is a non-GAAP financial measure, and the measure currently being used by Dana as the primary measure of its reportable operating segment performance. EBITDA was selected as the primary measure for operating segment performance as well as a relevant measure of Dana’s overall performance given the enhanced comparability and usefulness after application of fresh start accounting. The most significant impact to Dana’s ongoing results of operations as a result of applying fresh start accounting is higher depreciation and amortization.

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By using EBITDA, which is a performance measure that excludes depreciation and amortization, the comparability of results is enhanced. Management also believes that EBITDA is an important measure since the financial covenants of our primary debt agreements are EBITDA-based, and our management incentive performance programs are based, in part, on EBITDA. Because it is a non-GAAP measure, EBITDA should not be considered a substitute for net income or other reported results prepared in accordance with GAAP. The financial information accompanying this release provides a reconciliation of EBITDA for the periods presented to the reported income (loss) from continuing operations before income taxes, which is a GAAP measure.
Forward-Looking Statements
Certain statements and projections contained in this news release are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this news release speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.
About Dana Holding Corporation
Dana is a world leader in the supply of axles; driveshafts; and structural, sealing, and thermal-management products; as well as genuine service parts. The company’s customer base includes virtually every major vehicle manufacturer in the global automotive, commercial vehicle, and off-highway markets. Based in Toledo, Ohio, the company employs approximately 24,000 people in 26 countries and reported 2008 sales of $8.1 billion. For more information, please visit: www.dana.com.

Investor Contact	Media Contact
Karen Crawford: (419) 535-4635	Chuck Hartlage: (419) 535-4728
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DANA HOLDING CORPORATION
Consolidated Statement of Operations (Unaudited)
For the Three Months Ended March 31, 2009 and 2008

	Dana	Combined (1)	Dana	Prior Dana
	Three Months	Three Months	Two Months	One Month
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	January 31,
	2009	2008	2008	2008
Net sales	$1,216	$2,312	$1,561	$751
Costs and expenses
Cost of sales	1,233	2,205	1,503	702
Selling, general and administrative expenses	75	99	65	34
Amortization of intangibles	17	12	12
Realignment charges, net	50	17	5	12
Other income, net	29	40	32	8

Income (loss) from continuing operations before interest, reorganization items and income taxes	(130)	19	8	11
Interest expense (contractual interest of $17 for the one month ended January 31, 2008)	35	35	27	8
Reorganization items	1	107	9	98
Fresh start accounting adjustments		1,009		1,009

Income (loss) from continuing operations before income taxes	(166)	886	(28)	914
Income tax benefit (expense)	9	(219)	(20)	(199)
Equity in earnings of affiliates	(3)	3	1	2

Income (loss) from continuing operations	(160)	670	(47)	717
Loss from discontinued operations		(7)	(1)	(6)

Net income (loss)	(160)	663	(48)	711
Less: Net loss (income) attributable to noncontrolling interests	3	(4)	(2)	(2)

Net income (loss) attributable to the parent company	(157)	659	(50)	709
Preferred stock dividend requirements	8	5	5

Net income (loss) available to common stockholders	$(165)	$654	$(55)	$709

Income (loss) per share from continuing operations attributable to parent company stockholders:
Basic	$(1.64)		$(0.54)	$4.77
Diluted	$(1.64)		$(0.54)	$4.75
Loss per share from discontinued operations attributable to parent company stockholders:
Basic	$—		$(0.01)	$(0.04)
Diluted	$—		$(0.01)	$(0.04)
Net income (loss) per share attributable to parent company stockholders:
Basic	$(1.64)		$(0.55)	$4.73
Diluted	$(1.64)		$(0.55)	$4.71
Average common shares outstanding
Basic	100		100	150
Diluted	100		100	150

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the three months ended March 31, 2008.

DANA HOLDING CORPORATION
Consolidated Balance Sheet (Unaudited)
As of March 31, 2009 and December 31, 2008

	March 31,	December 31,
	2009	2008
Assets
Current assets
Cash and cash equivalents	$549	$777
Accounts receivable
Trade, less allowance for doubtful accounts of $21 in 2009 and $23 in 2008	804	827
Other	188	170
Inventories
Raw materials	337	394
Work in process and finished goods	434	521
Other current assets	117	58

Total current assets	2,429	2,747

Goodwill	103	108
Intangibles	538	569
Investments and other assets	187	207
Investments in affiliates	132	135
Property, plant and equipment, net	1,758	1,841

Total assets	$5,147	$5,607

Liabilities and equity
Current liabilities
Notes payable, including current portion of long-term debt	$44	$70
Liability for advance received on corporate facility sale	11
Accounts payable	613	824
Accrued payroll and employee benefits	168	185
Taxes on income	89	93
Other accrued liabilities	257	274

Total current liabilities	1,182	1,446

Long-term debt	1,184	1,181
Deferred employee benefits and other non-current liabilities	886	845
Commitments and contingencies (Note 18)

Total liabilities	3,252	3,472

Parent company stockholders’ equity
Preferred stock, 50,000,000 shares authorized
Series A, $0.01 par value, 2,500,000 issued and outstanding	242	242
Series B, $0.01 par value, 5,400,000 issued and outstanding	529	529
Common stock, $.01 par value, 450,000,000 authorized, 100,074,997 issued and outstanding	1	1
Additional paid-in capital	2,323	2,321
Accumulated deficit	(871)	(706)
Accumulated other comprehensive loss	(428)	(359)

Total parent company stockholders’ equity	1,796	2,028
Noncontrolling interests	99	107

Total equity	1,895	2,135

Total liabilities and equity	$5,147	$5,607

DANA HOLDING CORPORATION
Consolidated Statement of Cash Flows (Unaudited)
For the Three Months Ended March 31, 2009 and 2008

	Dana	Combined	Dana	Prior Dana
	Three Months	Three Months	Two Months	One Month
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	January 31,
	2009	2008 (1)	2008	2008
Cash flows — operating activities
Income (loss) attributable to the parent company	$(157)	$659	$(50)	$709
Income (loss) attributable to noncontrolling interests	(3)	4	2	2

Net income (loss)	(160)	663	(48)	711
Depreciation	73	70	47	23
Amortization of intangibles	21	15	15
Amortization of inventory valuation		45	45
Amortization of deferred financing charges and original issue discount	7	4	4
Deferred income taxes	(13)	189	(2)	191
Reorganization:
Gain on settlement of liabilities subject to compromise		(27)		(27)
Payment of claims (2)		(88)	(88)
Reorganization items net of cash payments	(1)	61	(18)	79
Fresh start adjustments		(1,009)		(1,009)
Payments to VEBAs (2)		(788)	(733)	(55)
Loss (gain) on sale of businesses and assets	(1)	8	1	7
Change in working capital	(112)	(189)	(128)	(61)
Other, net	12	(3)	(22)	19

Net cash flows used in operating activities (2)	(174)	(1,049)	(927)	(122)

Cash flows — investing activities
Purchases of property, plant and equipment (2)	(30)	(45)	(29)	(16)
Proceeds from sale of businesses and assets		5		5
Change in restricted cash		93		93
Other		3	8	(5)

Net cash flows provided by (used in) investing activities	(30)	56	(21)	77

Cash flows — financing activities
Repayment of debtor-in-possession facility		(900)		(900)
Net change in short-term debt	(24)	(25)	(7)	(18)
Proceeds from sale of fixed assets	11
Payment of DCC Medium Term Notes		(136)		(136)
Proceeds from Exit Facility debt		1,430	80	1,350
Original issue discount		(114)		(114)
Deferred financing payments		(40)		(40)
Repayment of Exit Facility debt	(3)	(4)	(4)
Issuance of Series A and Series B preferred stock		771		771
Other	2	(6)	(5)	(1)

Net cash flows provided by (used in) financing activities	(14)	976	64	912

Net increase (decrease) in cash and cash equivalents	(218)	(17)	(884)	867
Cash and cash equivalents — beginning of period	777	1,271	2,147	1,271
Effect of exchange rate changes on cash balances	(10)	25	20	5
Net change in cash of discontinued operations		4		4

Cash and cash equivalents — end of period	$549	$1,283	$1,283	$2,147

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the three months ended March 31, 2008.

(2)	Free cash flow of ($204) in 2009 and ($218) in 2008 is the sum of net cash provided by (used in) operating activities (excluding claims payments) reduced by the purchases of property, plant and equipment.

DANA HOLDING CORPORATION
SEGMENT SALES AND EBITDA
For the Three Months Ended March 31, 2009 and 2008

	Dana	Combined (1)	Dana	Prior Dana
	Three Months	Three Months	Two Months	One Month
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	January 31,
	2009	2008	2008	2008
SALES
Light Vehicle Driveline	$424	$861	$579	$282
Sealing	117	195	131	64
Thermal	39	80	52	28
Structures	117	270	180	90
Commercial Vehicle	257	405	276	129
Off-Highway	262	499	342	157
Other		2	1	1

Total Sales	$1,216	$2,312	$1,561	$751

EBITDA
Light Vehicle Driveline	$(7)	$37	$27	$10
Sealing	(2)	19	13	6
Thermal	1	6	3	3
Structures	8	18	14	4
Commercial Vehicle	6	22	16	6
Off-Highway	11	42	28	14

Segment EBITDA	17	144	101	43
Shared services and administrative	(5)	(6)	(3)	(3)
Other income (expense), net	(1)	(6)	(4)	(2)
Foreign exchange not in segments	5	2	2

EBITDA	$16	$134	$96	$38

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the three months ended March 31, 2008.

DANA HOLDING CORPORATION
SEGMENT EBITDA RECONCILIATION (Unaudited)
Reconciliation of Segment EBITDA to Income (Loss)
from Continuing Operations Before Income Taxes
For the Three Months Ended March 31, 2009 and 2008

	Dana	Combined (1)	Dana	Prior Dana
	Three Months	Three Months	Two Months	One Month
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	January 31,
	2009	2008	2008	2008
Segment EBITDA	$17	$144	$101	$43
Shared services and administrative	(5)	(6)	(3)	(3)
Other income (expense), net	(1)	(6)	(4)	(2)
Foreign exchange not in segments	5	2	2

EBITDA	16	134	96	38
Depreciation	(73)	(70)	(47)	(23)
Amortization	(21)	(60)	(60)
Realignment	(50)	(17)	(5)	(12)
Reorganization items, net	(1)	(107)	(9)	(98)
Loss on sale of assets, net	(1)
Stock compensation expense	(2)
Foreign exchange on intercompany loans and market value adjustments on hedges	(5)	17	13	4
Interest expense	(35)	(35)	(27)	(8)
Interest income	6	15	11	4
Fresh start accounting adjustments		1,009		1,009

Income (loss) from continuing operations before income taxes	$(166)	$886	$(28)	$914

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the three months ended March 31, 2008.